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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2003
                                                          ---------------


                           IMAGE SENSING SYSTEMS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                                    ---------
                 (State or Other Jurisdiction of Incorporation)

          0-26056                                         41-1519168
          -------                                         ----------
 (Commission file number)                      (IRS employer identification no.)

    500 Spruce Tree Centre, 1600 University Avenue, St. Paul, Minnesota 55104
    -------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (651) 603-7700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




                                Page 1 of 4 Pages

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 8, 2003, Image Sensing Systems, Inc. ("ISS") engaged Grant Thornton LLP as its new independent accountants, commencing with the audit for the fiscal year ended December 31, 2002, and thereby dismissed Ernst & Young LLP. The decision to change independent accountants was approved by the Board of Directors of ISS.

         The reports of Ernst & Young LLP on ISS's financial statements for the past two years ended December 31, 2001 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with the audits for the fiscal years ended December 31, 2001 and December 31, 2000 and all interim periods preceding the dismissal, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         During the fiscal years ended December 31, 2001 and December 31, 2000 and all subsequent interim periods and to January 8, 2003, the date of dismissal, there have been no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

         ISS delivered a copy of this Form 8-K report to Ernst & Young LLP on January 8, 2003, and requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not Ernst & Young LLP agrees with the above statements. Attached hereto as
Exhibit 16 is a copy of the letter of Ernst & Young LLP to the SEC dated January 8, 2003.

         During the fiscal years ended December 31, 2001 and December 31, 2000 and to January 8, 2003, ISS has not consulted with Grant Thornton LLP on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on ISS's financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated January 8, 2003.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  IMAGE SENSING SYSTEMS, INC.


                                                  By: /s/ James Murdakes
                                                      --------------------------
                                                      James Murdakes
                                                      Chief Executive Officer

Dated:  January 8, 2003



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                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated January 8, 2003.





                                Page 4 of 4 Pages